UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 3, 2014 (September 2, 2014)
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)
915 Disc Drive
Scotts Valley, California 95066
(Address of Principal Executive Offices) (Zip Code)
(831) 274-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5    Corporate Governance and Management
Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On September 2, 2014, the Compensation Committee of Fox Factory Holding Corp. (the “Company”) authorized the Company: (1) to amend the existing Restricted Stock Unit Award Agreements (“Original Agreements”) of Larry Enterline, Chief Executive Officer and Director, Zvi Glasman, Chief Financial Officer and Treasurer, Mario Galasso, President, Business Divisions, and William Katherman, Senior Vice President, Global Operations, (collectively, the “Officers”) to cancel prior awards of restricted stock units (“RSUs”) that are scheduled to vest after August 13, 2014 (or with respect to William Katherman, RSUs that are scheduled to vest after April 10, 2015) based on time-vesting and (2) to grant new RSUs pursuant to restricted stock unit award agreements (the “Replacement Agreements”) under which each Officer will be granted the same number of RSUs as provided in the Original Agreements but, with vesting of RSUs under the Replacement Agreements based on both time-vesting and performance-vesting via performance goals, defined in the Fox Factory Holding Corp. 2013 Omnibus Plan, disclosed in the Company’s Proxy Statement filed on April 24, 2014, and allowing the Company to ensure the deductibility of RSU payouts as 162(m) performance-based compensation. The Replacement Agreements are substantially similar to the Original Agreements, other than the inclusion of performance vesting criteria. Each Replacement Agreement provides for three year graded vesting of the new RSUs (i.e., 33 1/3%; 33 1/3%; and 33 1/3%) based both upon the Officer’s service with the Company (as provided in the Original Agreements) and the Company’s achievement of the new performance goals whereas the Original Agreements did not include performance goals. The new performance goals included in the Replacement Agreements are based on the achievement of certain earnings before interest, taxes depreciation and amortization (“EBITDA”), measured for the twelve month performance period ending on each of June 30 prior to the particular vesting date. The Original Agreements were amended on September 2, 2014, such amendments being approved by each applicable Officer, and the Replacement Agreements by and between the Company and the applicable Officer were entered into on September 2, 2014. The grant date for the new RSUs issued under the Replacement Agreements was September 2, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.
Date:	September 3, 2014	By:	/s/ DAVID HAUGEN

David Haugen
Corporate Secretary